Other long-term assets and other long-term liabilities	12 Months Ended
Dec. 31, 2016
Other Long Term Assets And Other Long-Term Liabilities [Abstract]
Other Long Term Assets And Other Long-Term Liabilities [Text Block]
10. Other long-term assets and other long-term liabilities

The components other long-term assets are as follows:

	As of
	December 31,
(in thousands of U.S. dollars)	2016	2015
Refundable value added tax on import	$6,099	$10,064
Long-term receivable	6,195	—
Other long-term assets	106	86
Total other long-term assets	$12,400	$10,150

Refundable value added tax was paid in Indonesia in local currency on the import of PGN FSRU Lampung into the country in 2014. The original balance was reduced for net value added tax incurred for the years ended December 31, 2016, 2015 and 2014. The receivable can be recovered by requesting a refund from the tax authorities for the net outstanding balance as of a given date or applying future periods net value added tax liabilities against the receivable. The process to obtain a refund takes more than twelve months. The Partnership is evaluating whether to request a refund or continue to apply value added tax liabilities as incurred against the receivable. The charterer provided an advance for the funding of the refundable value added tax on import.

The current portion and long term advance for refundable value added tax, as of December 31, 2016 and 2015, were as follows:

	As of
	December 31,
(in thousands of U.S. dollars)	2016	2015
Total advance for refundable value added tax on import	$11,639	$17,428
Less: Current portion of advance for refundable value added tax (note 15)	(404)	(2,795)
Long term advances for value added tax recorded in other long-term liabilities	$11,235	$14,633

During 2016 and 2015, repayments of $6.2 million and $4.7 million were made to PGN LNG for the advance.